SUPPLEMENT TO PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                         MERRIMAC SERIES (THE "TRUST")

                    THIS SUPPLEMENT IS DATED JULY 30, 1998.

        The Prospectus and Statement of Additional Information of the Trust, each dated June 24, 1998, are hereby amended and supplemented as follows:

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INVESTMENT SUB-ADVISER TO THE MERRIMAC CASH PORTFOLIO

        On July 30, 1998, the Board of Trustees of the Trust appointed Allmerica Asset Management, Inc. ("AAM") as sub-adviser to the Merrimac Cash Portfolio (the "Cash Portfolio"), effective September 1, 1998, subject to shareholder approval at a meeting to be held on August 28, 1998. Prior to September 1, 1998, the Cash Portfolio will continue to be managed by The Bank of New York ("BNY").

NEW INVESTMENT SUB-ADVISORY AGREEMENT

        A new Investment Sub-Advisory Agreement (the "New Agreement") with AAM will become effective on September 1, 1998. The terms of the New Agreement are substantially similar to the terms of the previous Investment Advisory Agreement with BNY, except for the effective date and the reallocation of fees between AAM and Investors Bank as adviser to the Cash Portfolio, with no resultant impact to shareholders. The New Agreement was approved by the Board of Trustees of the Trust on July 30, 1998.




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